Oryan Duff Senior Geologist
The Mosaic Company
101 East Kennedy BLVD, Suite 2500
Tampa FL 33602

CONSENT OF QUALIFIED PERSON

I, Oryan Duff, state that I am responsible for preparing or supervising the preparation of part(s) of the 2025 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for the Esterhazy Potash Facility with an effective date of December 31, 2025, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
a.I consent to the public filing of the Project Memorandum by The Mosaic Company;
b.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2025 (the “Document”);
c.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, 333-
216133 and 333-291349 on Form S-3, and registration statements Nos. 333-120501, 333-
120503, 333-120878, 333-142268, 333-198332 and 333-272271 on Form S-8; and
d.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.

Dated at Saskatchewan this 17 day of February, 2026.

/s/Oryan Duff     Oryan Duff
Professional Geologist

Lorelei Duke
Senior Manager Geotechnical Engineering & Planning
The Mosaic Company
101 East Kennedy BLVD, Suite 2500
Tampa FL 33602

CONSENT OF QUALIFIED PERSON

I, Lorelei Duke, state that I am responsible for preparing or supervising the preparation of part(s) of the 2025 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for the Esterhazy Potash Facility with an effective date of December 31, 2025, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
a.I consent to the public filing of the Project Memorandum by The Mosaic Company;
b.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2025 (the “Document”);
c.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, 333-
216133 and 333-291349 on Form S-3, and registration statements Nos. 333-120501, 333-
120503, 333-120878, 333-142268, 333-198332 and 333-272271 on Form S-8; and
d.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.

Dated at Saskatchewan this 15th day of February, 2026.

/s/Lorelei Duke     Lorelei Duke, P. Eng.
Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #13944

Scott McMillen
Engineering Manager
The Mosaic Company
101 East Kennedy BLVD, Suite 2500
Tampa FL 33602

CONSENT OF QUALIFIED PERSON

I, Scott McMillen, state that I am responsible for preparing or supervising the preparation of part(s) of the 2025 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for the Esterhazy Potash Facility with an effective date of December 31, 2025, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
a.I consent to the public filing of the Project Memorandum by The Mosaic Company;
b.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2025 (the “Document”);
c.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, 333-216133 and 333-291349 on Form S-3, and registration statements Nos. 333-120501, 333-120503, 333-120878, 333-142268, 333-198332 and 333-272271 on Form S-8; and
d.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.

Dated at Saskatchewan this 19 day of February, 2026.

/s/Scott McMillen
Scott McMillen
Professional Engineer, APEGS, 2758

Aimee Ottenbreit Environmental Compliance Lead
The Mosaic Company
101 East Kennedy BLVD, Suite 2500
Tampa FL 33602

CONSENT OF QUALIFIED PERSON

I, Aimee Ottenbreit, state that I am responsible for preparing or supervising the preparation of part(s) of the 2025 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for the Esterhazy Potash Facility with an effective date of December 31, 2025, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
a.I consent to the public filing of the Project Memorandum by The Mosaic Company;
b.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2025 (the “Document”);
c.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, 333-
216133 and 333-291349 on Form S-3, and registration statements Nos. 333-120501, 333-
120503, 333-120878, 333-142268, 333-198332 and 333-272271 on Form S-8; and
d.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.

Dated at Saskatchewan this 16th day of February, 2026.

/s/Aimee Ottenbreit     Aimee Ottenbreit
Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #13249

Jason Polvi
Engineering Superintendent - Mechanical Integrity The Mosaic Company
Hwy 80 East Esterhazy Sask. S0A 0X0

CONSENT OF QUALIFIED PERSON

I, Jason Polvi, state that I am responsible for preparing or supervising the preparation of part(s) of the 2025 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for the Esterhazy Potash Facility with an effective date of December 31, 2025, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
a.I consent to the public filing of the Project Memorandum by The Mosaic Company;
b.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2025 (the “Document”);
c.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, 333-
216133 and 333-291349 on Form S-3, and registration statements Nos. 333-120501, 333-
120503, 333-120878, 333-142268, 333-198332 and 333-272271 on Form S-8; and
d.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.

Dated at Saskatchewan this 23 day of February, 2026.

/s/Jason Polvi     Jason Polvi P.Eng
APEGS 21217

Grant Shaver, Professional Engineer
The Mosaic Company
101 East Kennedy BLVD, Suite 2500
Tampa FL 33602

CONSENT OF QUALIFIED PERSON

I, Grant Shaver, state that I am responsible for preparing or supervising the preparation of part(s) of the 2025 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for the Esterhazy Potash Facility with an effective date of December 31, 2025, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
a.I consent to the public filing of the Project Memorandum by The Mosaic Company;
b.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2025 (the “Document”);
c.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, 333-
216133 and 333-291349 on Form S-3, and registration statements Nos. 333-120501, 333-
120503, 333-120878, 333-142268, 333-198332 and 333-272271 on Form S-8; and
d.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.

Dated at Saskatchewan this 17 day of February, 2026.

/s/Grant Shaver     Grant Shaver, P.Eng.
Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #14724

Monica Tochor, Professional Geoscientist Manager, Geology & Reserves
The Mosaic Company
101 East Kennedy BLVD, Suite 2500
Tampa FL 33602

CONSENT OF QUALIFIED PERSON

I, Monica Tochor, state that I am responsible for preparing or supervising the preparation of part(s) of the 2025 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for the Esterhazy Potash Facility with an effective date of December 31, 2025, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
a.I consent to the public filing of the Project Memorandum by The Mosaic Company;
b.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2025 (the “Document”);
c.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, 333-
216133 and 333-291349 on Form S-3, and registration statements Nos. 333-120501, 333-
120503, 333-120878, 333-142268, 333-198332 and 333-272271 on Form S-8; and
d.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.

Dated at Saskatchewan this 23 day of February, 2026.

/s/Monica Tochor     Monica Tochor
Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS) License #12338

David Vaughn, Professional Engineer Senior Manager, Mine Engineering The Mosaic Company
101 East Kennedy BLVD, Suite 2500
Tampa FL 33602

CONSENT OF QUALIFIED PERSON

I, David Vaughn, state that I am responsible for preparing or supervising the preparation of part(s) of the 2025 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for the Esterhazy Potash Facility with an effective date of December 31, 2025, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
a.I consent to the public filing of the Project Memorandum by The Mosaic Company;
b.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2025 (the “Document”);
c.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, 333-
216133 and 333-291349 on Form S-3, and registration statements Nos. 333-120501, 333-
120503, 333-120878, 333-142268, 333-198332 and 333-272271 on Form S-8; and
d.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.

Dated at Saskatchewan this 23 day of February, 2026.

/s/David Vaughn     David Vaughn
Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS) License #35243